UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 August 31, 2010  (August 31, 2010)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

 This Current Report on Form 8-K is being furnished to advise that beginning on September 1, 2010, Norfolk Southern Corporation will begin publishing the "AAR Weekly Carloading Mapping Key to NS Commodities" ("Carloading Mapping Key") on the Registrant's website at www.nscorp.com under the Investors tab.  The Carloading Mapping Key is updated quarterly and provides the percentage of each NS commodity that is included in each commodity category published by the Association of American Railroads (AAR).   This information, in conjunction with the Weekly Carload Reports that are currently published on the Registrant's website, will allow investors to more easily compare the Registrant's carload information to publicly furnished information from the AAR and others in the industry.

Any statements contained in this Current Report on Form 8-K which are not related to historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ.  See the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for discussions of certain of these risks and uncertainties.

                                                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                    NORFOLK SOUTHERN CORPORATION

                                                                    (Registrant)

                                                                    By:    /s/ Howard D. McFadden

                                                                              Name:  Howard D. McFadden
                                                                              Title:    Corporate Secretary

Date: August 31, 2010